UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

May 14, 2018

TapImmune Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-37939	45-4497941
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

5 West Forsyth Street, Suite 200

Jacksonville, FL 32202

(Address of Principal Executive Offices)

(904) 516-5436

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On May 15, 2018, TapImmune Inc. (“TapImmune” or the “Company”), Timberwolf Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and Marker Therapeutics, Inc., a Delaware corporation (“Marker”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”). Subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will merge with and into Marker (the “Merger”), with Marker surviving the Merger as a wholly owned subsidiary of TapImmune (the “Surviving Corporation”).

At the effective time of the Merger (the “Effective Time”), each outstanding share of Marker’s common stock will be converted into the right to receive (i) shares of TapImmune’s common stock, par value $0.001 per share (“TapImmune Common Stock”), in an amount equal to the exchange ratio calculated pursuant to the Merger Agreement (the “Stock Exchange Ratio”), and (ii) warrants to purchase TapImmune Common Stock, in an amount equal to the exchange ratio calculated pursuant to the Merger Agreement (the “Warrant Exchange Ratio”); provided, however, that Marker stockholders who do not meet the definition of an “accredited investor” under applicable federal securities law will receive a per-share cash payment based on the closing price of TapImmune Common Stock on the closing date of the Merger multiplied by the Stock Exchange Ratio.

Under the exchange ratio formulae in the Merger Agreement, as of immediately after the Merger, the former Marker stockholders and the former TapImmune stockholders are each expected to own approximately 50% of the combined company, subject to certain assumptions (on a fully diluted basis) and prior to the contemplated issuance of shares in the financing that is expected to occur concurrently with the Merger. The final number of shares will be determined at the closing of the Merger based on the number of shares of TapImmune Common Stock outstanding at the time of closing, and the final number of warrants will be determined at the closing of the Merger based on the number of options and warrants of TapImmune outstanding at the time of closing. The number of warrants issuable to the Marker stockholders are subject to increase based upon certain conditions related to the terms of any additional financing closed concurrently with the Merger.

The Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. The Merger is expected to be accounted for as an acquisition of assets under the Financial Accounting Standard Board (the “FASB”) Accounting Standards Update (ASU) 2017-01 “Business Combinations (Topic 805): Clarifying the Definition of a Business”.

The Merger Agreement contains customary representations, warranties and covenants made by TapImmune and Marker, including covenants relating to obtaining the requisite approvals of the stockholders of TapImmune and Marker, indemnification of directors and officers, and TapImmune’s and Marker’s conduct of their respective businesses between the date of signing of the Merger Agreement and the closing of the Merger.

The issuance of TapImmune Common Stock and other transactions contemplated by the Merger Agreement are subject to approval by TapImmune’s stockholders. The Merger is subject to other customary closing conditions, including, among other things, the accuracy of the representations and warranties, subject generally to an overall material adverse effect qualification, compliance by the parties with their respective covenants and no existence of any law or order preventing the Merger and related transactions. In addition, the Merger is contingent upon TapImmune receiving commitments from third-party investors to purchase at least $25 million in equity securities of TapImmune, which equity financing would close contemporaneously with the closing of the Merger. TapImmune is currently in discussions with a syndicate of leading healthcare-focused institutional investors with respect to a potential financing that will be expected to fund the combined company’s operations through the end of 2019. The potential financing will be conducted in a private placement exempt from registration under Section 4(a)(2) and Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and the rules promulgated thereunder. The securities to be sold in the financing have not been registered under the Securities Act, or any state securities laws, and may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

The Merger Agreement contains certain termination rights for both TapImmune and Marker and provides for the payment of a termination fee of $1,500,000 by TapImmune to Marker upon termination of the Merger Agreement under specified circumstances. In connection with a termination of the Merger Agreement under specified circumstances involving competing transactions, a willful, intentional and material breach of the non-solicitation obligations by TapImmune, a change in the TapImmune board of directors’ recommendation of the Merger to the stockholders or other triggering events, TapImmune may be required to pay Marker reimbursement for certain fees and expenses up to $500,000. In connection with a termination of the Merger Agreement under specified circumstances involving the failure of Marker stockholders to approve the Merger Agreement within 24 hours of signing the Merger Agreement, intentional and material breach of the non-solicitation obligations by Marker or other triggering events, Marker may be required to pay TapImmune reimbursement for certain fees and expenses up to $500,000. The Merger Agreement may also be terminated by either TapImmune or Marker if the merger has not been consummated by September 15, 2018, subject to an extension of an additional 60 days if TapImmune’s proxy statement is being reviewed or commented upon by the SEC..

Following the Merger, the board of directors of the Company (the “Company Board”) will consist of eight directors and will be comprised of (i) three members designated by Marker, (ii) three members designated by TapImmune, and (iii) up to two directors designated by the investors in the contemplated financing. If the investors in the contemplated financing request less than two director seats, the size of the Company Board will be reduced accordingly.

The Merger Agreement has been filed as an exhibit to this Form 8-K to provide security holders with information regarding the terms of the Merger Agreement and is not intended to modify or supplement any factual disclosures about TapImmune in its public reports filed with the U.S. Securities and Exchange Commission (the “SEC”). In particular, the Merger Agreement and related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to TapImmune. The representations and warranties contained in the Merger Agreement have been negotiated with the principal purposes of establishing the circumstances in which a party may have the right not to close the Merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties, rather than establishing matters as facts.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Voting and Lock-Up Agreements

Concurrently with the execution of the Merger Agreement, certain TapImmune’s executive officers and directors, beneficially owning in the aggregate approximately 9.5% of TapImmune’s Common Stock, entered into voting and lock-up agreements with Marker, and certain Marker stockholders, beneficially owning in the aggregate approximately 97% of Marker’s capital stock, entered into voting and lock-up agreements with TapImmune (collectively, the “Voting and Lock-Up Agreements”). Pursuant to the Voting and Lock-Up Agreements, among other things, the stockholders party thereto will vote their shares of TapImmune or Marker, as applicable, in favor of the transactions contemplated by the Merger Agreement, and each such stockholder will be subject to a 180-day lock-up on the sale of shares of capital stock of TapImmune, which period shall begin upon the consummation of the Merger.

Common Stock Purchase Agreement and Warrant Exercise Agreements

On May 14, 2018, the Company’s largest stockholder Eastern Capital Limited entered into a Common Stock Purchase Agreement with the Company pursuant to which it has agreed to purchase 1,300,000 shares of common stock at a price per share of $2.40 providing gross proceeds to the Company of $3.12 million.

On May 14, 2018, certain institutional holders of outstanding warrants entered into Warrant Exercise Agreements with the Company that provide for an amendment to the exercise price of the warrants being exercised at $2.50 per share. Upon closing of the Warrant Exercise Agreements, such institutional holders will exercise warrants for 782,505 shares of common stock providing aggregate proceeds to the Company of approximately $2.0 million.

Closing of the Common Stock Purchase Agreement and the Warrant Exercise Agreements is subject to customary closing conditions and is expected to occur on May 18, 2018.

The foregoing is a summary of the terms the agreements and do not purport to be complete. The foregoing summary is qualified in its entirety by reference to the full text of the Common Stock Purchase Agreement and the Warrant Exercise Agreements copies of which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the period ending March 31, 2018.

Item 3.02 Unregistered Sales of Equity Securities

The Merger consideration to be issued by TapImmune to the Marker stockholders pursuant to the Merger Agreement, as described in Item 1.01 of this report, which description is incorporated by reference into this Item  3.02, will consist of unregistered shares of TapImmune Common Stock. Such shares will be issued in a private placement exempt from registration under 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), because the offer and sale of such securities does not involve a “public offering” as defined in Section 4(2) of the Securities Act and other applicable requirements were met.

The information provided in Item 1.01 under the caption Common Stock Purchase Agreement and Warrant Exercise Agreements is incorporated by reference into this Item 3.02. The securities, other than the shares of common stock issued in connection with the exercise of certain of the warrants which were already registered under an effective registration statement, were sold in reliance upon exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (“Securities Act”) and Rule 506 promulgated thereunder.  In determining that the issuance of the securities qualified for an exemption under Section 4(a)(2) and Rule 506, the Company relied on the following facts: (i) all of the purchasers were accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act, (ii) the Company did not use any form of general solicitation or advertising to offer the securities; and (iii) the investment intent of the purchasers.

Item 7.01. Regulation FD Disclosure.

Attached hereto as Exhibit 99.2 is an investor presentation that the Company will use for presentations to investors regarding the Merger, and which is incorporated herein by reference.

The furnishing of the attached presentation is not an admission as to the materiality of any information therein. The information contained in the slides is summary information that is intended to be considered in the context of more complete information included in the Company’s filings with the SEC and other public announcements that the Company has made and may make from time to time by press release or otherwise. The Company undertakes no duty or obligation to update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures. For important information about forward looking statements, see the slide titled “Forward Looking Statements” in Exhibit 99.2 attached hereto.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the presentation attached as Exhibit 99.2 to this Current Report shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01. Other Events.

On May 15, 2018, TapImmune issued a press release announcing its entry into the Merger Agreement with Marker, as described in Item 1.01 of this Current Report on Form 8-K. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed merger and other contemplated transactions (including statements relating to satisfaction of the conditions to and consummation of the proposed merger, the expected ownership of the combined company and the alternatives to the proposed merger) constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control.

Risks and uncertainties for TapImmune and Marker and of the combined company include, but are not limited to: inability to complete the proposed merger and other contemplated transactions; liquidity and trading market for shares prior to and following the consummation of the proposed merger; costs and potential litigation associated with the proposed merger; failure or delay in obtaining required approvals by the SEC or any other governmental or quasi-governmental entity necessary to consummate the proposed merger, including our ability to file an effective proxy statement in connection with the proposed merger and other contemplated transactions, which may also result in unexpected additional transaction expenses and operating cash expenditures on the parties; failure to obtain the necessary stockholder approvals or to satisfy other conditions to the closing of the proposed merger and the other contemplated transactions; a superior proposal being submitted to either party; failure to issue TapImmune common stock in the proposed merger and other contemplated transactions exempt from registration or qualification requirements under applicable state securities laws; risks related to the costs, timing and regulatory review of the combined company’s studies and clinical trials; uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; inability or the delay in obtaining required regulatory approvals for product candidates, which may result in unexpected cost expenditures; failure to realize any value of certain product candidates developed and being developed, in light of inherent risks and difficulties involved in successfully bringing product candidates to market; inability to develop new product candidates and support existing products; inability to commercialize and launch any product candidate that receives regulatory approval; the combined company’s anticipated capital expenditures, its estimates regarding its capital requirements and its need for future capital; uncertainties of cash flows and inability to meet working capital needs; cost reductions that may not result in anticipated level of cost savings or cost reductions prior to or after the consummation of the proposed merger; the approval by the FDA and EMA and any other similar foreign regulatory authorities of other competing or superior products brought to market; risks resulting from unforeseen side effects; risk that the market for the combined company’s products may not be as large as expected; inability to obtain, maintain and enforce patents and other intellectual property rights or the unexpected costs associated with such enforcement or litigation; inability to obtain and maintain commercial manufacturing arrangements with third party manufacturers or establish commercial scale manufacturing capabilities; loss of or diminished demand from one or more key customers or distributors; unexpected cost increases and pricing pressures; the possibility of economic recession and its negative impact on customers, vendors or suppliers; and risks associated with the possible failure to realize certain benefits of the proposed merger, including future financial, tax, accounting treatment, and operating results. Many of these factors that will determine actual results are beyond TapImmune’s, Marker’s, or the combined company’s ability to control or predict.

Other risks and uncertainties are more fully described in our Annual Report on Form 10-K for the year ended December 31, 2017, as amended, filed with the SEC, and in other filings that TapImmune makes and will make with the SEC in connection with the proposed transactions, including the proxy statement described below under “Important Information and Where to Find It.” Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The statements made in this press release or presentation speak only as of the date stated herein, and subsequent events and developments may cause our expectations and beliefs to change. While we may elect to update these forward-looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date after the date stated herein.

Important Information and Where to Find It

TapImmune and certain of their directors and executive officers may become participants in solicitation of proxies from TapImmune stockholders in connection with the proposed transactions. Additional Information regarding persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of the TapImmune stockholders in connection with the proposed merger, and who have interests, whether as security holders, directors or employees of TapImmune or otherwise, which may be different from those of TapImmune stockholders generally, will be provided in the proxy statement and other materials to be filed with the SEC.

Each of TapImmune’s board of directors, Peter Hoang, Sherry Grisewood, Glynn Wilson, David Laskow-Pooley, Mark Reddish, Frederick Wasseman, and Joshua Silverman; TapImmune’s executive officers Michael Loiacono (Chief Financial Officer); Marker’s board of directors, John Wilson and Juan Vera; and Marker’s executive officers, John Wilson (President and Secretary); may be deemed “participants” in the solicitation of proxies from the TapImmune stockholders in connection with the proposed transactions.

Information regarding TapImmune’s directors’ and executive officers’ respective interests in TapImmune by security holdings or otherwise is set forth in TapImmune’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on March 23, 2018. The following is a list of current approximate shares of TapImmune common stock beneficially held by each of the foregoing TapImmune directors and officers listed above: Peter Hoang (179,711), Sherry Grisewood (27,976), Glynn Wilson (326,350), David Laskow-Pooley (25,615), Mark Reddish (44,879), Frederick Wasseman (25,615), Joshua Silverman (395,036) and Michael Loiacono (38,195).

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. A definitive proxy statement and a proxy card will be filed with the SEC and will be mailed to TapImmune’s stockholders seeking any required stockholder approvals in connection with the proposed transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT TAPIMMUNE MAY FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Stockholders may obtain, free of charge, copies of the definitive proxy statement and any other documents filed by TapImmune with the SEC in connection with the proposed transactions at the SEC’s website (http://www.sec.gov), at TapImmune’s website (http:// tapimmune.com/investors/financial-filings/), or by writing to the Secretary, TapImmune Inc. at 5 West Forsyth Street, Suite 200, Jacksonville, FL 32202.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 2.1*	Agreement and Plan of Merger and Reorganization, dated as of May 15, 2018, by and among TapImmune Inc., Timberwolf Merger Sub, Inc. and Marker Therapeutics, Inc.

Exhibit 99.1	Press Release dated May 15, 2018

Exhibit 99.2	Company Investor Presentation

* Certain schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. TapImmune Inc. hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAPIMMUNE INC.
(Registrant)

Dated: May 15, 2018	By:	/s/ Peter Hoang
	Name:	Peter Hoang
	Title:	CEO and President

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 2.1*	Agreement and Plan of Merger and Reorganization, dated as of May 15, 2018, by and among TapImmune Inc., Timberwolf Merger Sub, Inc. and Marker Therapeutics, Inc.

Exhibit 99.1	Press Release dated May 15, 2018

Exhibit 99.2	Company Investor Presentation

* Certain schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. TapImmune Inc. hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.